UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2019
NuStar Energy L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-16417	74-2956831
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19003 IH-10 West San Antonio, Texas 78257
(Address of principal executive offices)

(210) 918-2000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common units Fixed-to-floating rate cumulative redeemable perpetual preferred units	NS NSprA, NSprB and NSprC	New York Stock Exchange New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01    Completion of Acquisition or Disposition of Assets.

As previously disclosed in a Current Report on Form 8-K filed on May 10, 2019 by NuStar Energy L.P., a Delaware limited partnership (“NuStar”), on May 9, 2019, NuStar Pipeline Holding Company, LLC, a Delaware limited liability company (“NPH”), and NuStar Terminals Delaware, Inc., a Delaware corporation (“NTD” and together with NPH, the “Sellers”), both indirect wholly owned subsidiaries of NuStar, entered into a Share Purchase and Sale Agreement (the “Purchase and Sale Agreement”) with GTI Statia Holdings, N.V., a company with limited liability incorporated under the laws of the BES islands (the “Purchaser”) affiliated with Prostar Capital, a private investment firm focused on midstream energy infrastructure assets, to sell to the Purchaser all of the issued and outstanding stock of the Sellers’ subsidiaries that own NuStar’s St. Eustatius terminal facility and related operations (the “Transaction”).  The Transaction closed on July 29, 2019. The purchase price for the Transaction was approximately $250.0 million, subject to adjustments of the purchase price payable following closing.

Item 9.01    Financial Statements and Exhibits.

(b)    Pro Forma Financial Information. Unaudited pro forma condensed consolidated financial statements of NuStar Energy L.P. as of and for the three months ended March 31, 2019 and years ended December 31, 2018, 2017 and 2016, together with the related notes thereto, are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

(d)    Exhibits.

Exhibit Number	EXHIBIT

Exhibit 99.1
Unaudited pro forma condensed consolidated financial statements of NuStar Energy L.P. as of and for the three months ended March 31, 2019 and the years ended December 31, 2018, 2017 and 2016, together with the related notes thereto

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUSTAR ENERGY L.P.

	By:	Riverwalk Logistics, L.P.
its general partner

		By:	NuStar GP, LLC
its general partner

Date: August 2, 2019			By:	/s/ Jorge A. del Alamo
			Name:	Jorge A. del Alamo
			Title:	Senior Vice President and Controller